UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 21, 2006

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2006, the Compensation Committee of the Board of Directors of Avnet, Inc. (the "Company"), in connection with its periodic review of executive compensation and after a review of performance and market data, set the base salaries and cash incentive targets of certain executive officers for the Company’s FY2007 ending on June 30, 2007. Exhibit 99.1 attached hereto sets forth the annual base salary levels and cash incentive targets of the executive officers of the Company named in the table.

Under the incentive compensation program, the executive officers named in the table may receive anywhere from 0% to 225% of the incentive award target set forth opposite the officer’s name, based on the achievement of performance goals established in advance by the Compensation Committee. These performance goals are based on objective, financial measures such as pre-tax income, net income, return on capital employed, earnings per share or other similar measures.

The Compensation Committee at its regularly scheduled meeting on August 10, 2006 allocated shares of the Company’s common stock to certain employees of the Company, including executive officers, under the Company’s incentive stock program. The shares vest in five equal installments, with the first installment vesting in January 2007 and the balance to vest in four equal installments annually thereafter. Exhibit 99.2 attached hereto sets forth the shares of incentive stock allocated to the executive officers of the Company named in the table, which has been previously reported by each of the executive officers on Form 4 with a filing date of August 14, 2006.

At its regularly scheduled meeting on August 11, 2006, the Board of Directors of the Company resolved to extend the Lead Director’s term from six months to one year effective immediately following the annual meeting of the Board of Directors on November 10, 2006. The Board of Directors also resolved that, in consideration of serving the extended term, the Lead Director will receive additional cash compensation in the amount of $5,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number Description

99.1 Base Salary and Cash Incentive Targets of Executive Officers.
99.2 Incentive Shares Allocated to Executive Officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

September 26, 2006	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Base Salary and Cash Incentive Targets of Executive Officers.
99.2	Incentive Shares Allocated to Executive Officers.